Exhibit 10.18.3

801 Houston Street

Fort Worth, Texas 76102

February 9, 2016

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

Attention: Gary B. Humphreys

4413 Carey Street

Fort Worth, Texas 76119

Re:	Third Amendment to Loan Agreement

Ladies and Gentlemen:

This letter (this “Amendment”) amends the Loan Agreement dated June 15, 2014, among MAALT, LP., a Texas limited partnership, and GHMR OPERATIONS, L.L.C., a Texas limited liability company (collectively “Borrowers”); DENETZ LOGISTICS, L.L.C., a Texas limited liability company, GARY B. HUMPHREYS, MARTIN W. ROBERTSON, and the Trust Guarantors (as defined below) (collectively “Guarantors”); and PLAINSCAPITAL BANK (“Lender”), as amended by the First Amendment dated February 11, 2015, and the Second Amendment dated June 15, 2015 (collectively the “Loan Agreement”). Capitalized terms below have the meanings assigned in the Loan Agreement.

1. Second Term Loan. (a) MAALT has requested a new term loan for construction in Big Lake, Reagan County, Texas, and Lender has agreed on the terms set forth in this Amendment. The Loan Agreement is amended to add a new Section 1B that reads as follows:

“1B. Second Term Loan. (a) Subject to the terms and conditions set forth in the Loan Agreement and the other Loan Documents, Lender agrees to make a multiple advance and term loan in the maximum aggregate principal amount of $3,850,497.00 to MAALT (the “Second Term Loan”) on the terms set forth in the Term Promissory Note attached as Exhibit G to this Amendment (the “Second Term Note”), for the purpose of financing the construction of a sand storage and transloading facility situated in Big Lake, Reagan County, Texas (the “Big Lake Facility”). Subject to the terms and conditions of

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 9, 2016

the Loan Agreement, MAALT may request one or more advances on or before August 9, 2016 (the “Second Termination Date”), in an aggregate amount not to exceed the lesser of (i) eighty percent (80%) of MAALT’s aggregate cost incurred in connection with the construction of the Big Lake Facility in accordance with the Big Lake Approved Budget (as defined below), or (ii) $3,850,497.00.

(b) Lender will make monthly advances under the Second Term Loan for the payment of costs of labor, materials, and services supplied for the construction of the Big Lake Improvements (as defined below), for completed work during the period, upon compliance by MAALT with the Loan Agreement and the inspection of the construction by Lender’s third-party inspector (the “Big Lake Interim Advances”). MAALT shall give notice to Lender of any requested advance on the Second Term Loan, in the form of the Request for Borrowing attached as Exhibit H, not later than 10:00 a.m. (Fort Worth, Texas time) on the date of the requested advance. The request for an advance may be given telephonically if promptly confirmed in writing by delivery of Request for Borrowing. Each month, MAALT will submit a Request for Borrowing to Lender requesting an advance for the payment of the costs of construction of the Big Lake Improvements in accordance with the Big Lake Approved Budget. Lender will require an inspection of the construction before making the advance. Big Lake Interim Advances shall not exceed eighty percent (80%) of the aggregate of the (i) costs of labor, materials, and services actually incorporated into the Big Lake Improvements in a manner acceptable to Lender during the time covered by the Request for Borrowing, and (ii) the purchase price of all uninstalled materials to be utilized in the construction of Big Lake Improvements, if approved by Lender and if stored in a manner acceptable to Lender, less (iii) the amount of retainage required by law, if any. The final advance shall not exceed eighty percent (80%) of the aggregate of the (i) costs of labor, materials, and services actually incorporated into the Big Lake Improvements in a manner acceptable to Lender during the time covered by the Request for Borrowing, and (ii) the amount of retainage paid, or to be paid, to any contractor, subcontractor, materialmen, or laborers, if any. No Request for Borrowing shall include amounts included in any previous Request for Borrowing. Each Request for Borrowing must be submitted to Lender at least three business days before the date of the advance. The final advance will not be made until Lender has received the following: (w) a completion certificate in Proper Form from MAALT, (x) evidence that all Governmental Requirements with respect to the Big Lake Facility have been satisfied, (y) evidence that no mechanics or materialmen’s liens or other encumbrances have been filed against the Big Lake Facility, and (z) proof of payment and lien releases or waivers in Proper Form by the contractor and all subcontractors and materialmen supplying labor, materials, or services for the construction of the Big Lake Improvements. As used herein, the following terms have the meanings assigned:

        (1) “Big Lake Approved Budget” means the budget or cost itemization prepared by MAALT, attached as Exhibit I, which may be materially modified only with the written consent of Lender, and specifying the cost by category of all labor, materials, and services necessary for the construction of the Big Lake Improvements in accordance with the Big Lake Approved Plans.

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 9, 2016

        (2) “Big Lake Improvements” means the sand storage and transloading facility to be constructed on approximately two hundred and fifty (250) acres in Big Lake, Reagan County, Texas, in accordance with the Big Lake Approved Plans and the Big Lake Approved Budget.

        (3) “Big Lake Approved Plans” means the plans, drawings, and specifications for construction of the Big Lake Improvements delivered by MAALT to Lender and which may not be materially modified without the written consent of Lender, and all other plans, drawings, and specifications relating to the Big Lake Improvements.

(c) The unpaid principal balance of the Second Term Note shall bear interest from the date advanced until paid or until Event of Default (as defined below) or maturity at a fixed rate in the percentage equal to four and three-quarters percent (4.75%) per annum. The Second Term Loan is payable on the terms set forth in the Second Term Note.”

(b) Paragraph (4) of Subsection (b) of Section 1 of the Loan Agreement is hereby amended to read as follows:

        “(4) “Governmental Requirements” means all laws, statutes, ordinances, rules, and regulations of the United States, the state, county, city, or any other governmental unit, subdivision or agency, applicable to the Borrower, the Improvements, the Big Lake Improvements, the Facility, the Big Lake Facility, or the Loans.”

(c) Subsection (e) of Section 1A of the Loan Agreement is hereby amended to read as follows:

        “(e) The Term Loan, the Revolving Loan, the Second Term Loan, all other loans now or hereafter made by Lender to Borrowers, or either of them, and any renewals or extensions of or substitutions for those loans, will be referred to collectively as the “Loans.” The Term Note, the Revolving Note, the Second Term Note, all other promissory notes now or hereafter payable by Borrowers, or either of them, to Lender, and any renewals or extensions of or substitutions for those notes, will be referred to collectively as the “Notes.””

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 9, 2016

2. Collateral. (a) The first sentence of Subsection (a) of Section 2 of the Loan Agreement is amended to read as follows:

“Payment of the Notes (including the Term Note, the Revolving Note, and the Second Term Note), all other obligations, fees, and expenses due pursuant to the Loan Agreement or the other Loan Documents, all obligations, fees, and expenses with respect to treasury and cash management services, and all other secured indebtedness under the following security documents (collectively the “Secured Obligations”) will be secured by the first liens and first security interests created or described in the following (collectively the “Security Documents”): (i) Security Agreements (the “Security Agreements”) dated June 15, 2014, executed by Borrowers, respectively, in favor of Lender, and covering the property, plant, and equipment now or hereafter used or useful in the Facility or the Big Lake Facility, including, without limitation, sand silos, bucket elevator, railroad tract, pits, and transloading equipment, as well as substantially all other personal property of Borrowers (collectively the “Collateral”); (ii) [the Assignment of Deposit Account has been released;] (iii) a Collateral Assignment of Transloading and Storage Services (the “Collateral Assignment”) dated June 15, 2014, executed by MAALT in favor of Lender, and covering the Transloading and Storage Services Agreement dated effective June 9, 2014, between Lonestar Prospects, Ltd. and MAALT (the “Transloading Agreement”); (iv) a Collateral Assignment of Transloading and Storage Services (the “Second Collateral Assignment”) dated February 9, 2016, executed by MAALT in favor of Lender, and covering (x) the Transloading and Storage Services Agreement dated effective August 10, 2010, between PIONEER NATURAL RESOURCES USA, INC., a Delaware corporation, and MAALT, as amended by the First Amendment dated July 16, 2013, and the Second Amendment dated November 2, 2015 (collectively the “Pioneer Agreement”); and (y) Transload Agreement dated effective February 1, 2016, between LONESTAR PROSPECTS, LTD., a Texas limited partnership doing business as Vista Sand, and MAALT (the “Second Transloading Agreement”); (v) Leasehold Deed of Trust, Security Agreement, and Assignment of Rents and Leases (the “Leasehold Deed of Trust”) dated February 9, 2016, executed by MAALT in favor of Lender, and covering MAALT’s leasehold interest in approximately two hundred and fifty (250) acres in Reagan County, Texas (the “Leasehold Tract”); and (vi) any other security documents now or hereafter executed in connection with the Secured Obligations.”

(b) Subsection (c) of Section 2 of the Loan Agreement is amended to read as follows:

“(c) After an Event of Default that remains uncured after the expiration of any notice and cure period required by the Loan Agreement, Lender reserves the right to require Borrowers to set up a lockbox account to be managed by Lender for the purpose of collection of all proceeds from the Transloading Agreement, the Pioneer

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 9, 2016

Agreement, and the Second Transload Agreement. Borrowers agree that upon Lender’s election to require the lockbox after an Event of Default, Lender will receive all proceeds of the Transloading Agreement, the Pioneer Agreement, and the Second Transload Agreement for application to the Secured Obligations in such order as Lender shall determine in its discretion; and Borrowers hereby direct Lonestar Prospects, Ltd. and Pioneer Natural Resources USA, Inc. to pay Borrowers’ proceeds attributable to such the Transloading Agreement, the Pioneer Agreement, and the Second Transload Agreement directly to Lender, if Lender so elects. All contract proceeds received in the lockbox account by Lender in excess of the current scheduled monthly payment and any other fees or expenses owed to Lender will be transferred to Borrowers at the end of each month for its use consistent with the provisions of this Loan Agreement, so long as there is no existing uncured Event of Default. If the contract proceeds received by Lender during any month are not sufficient to make the scheduled monthly payment, Borrowers will pay Lender the deficiency within ten (10) days.”

3. Guaranties. (a) Subparagraph (ii) of Subsection (b) of Section 2 of the Loan Agreement is amended to read as follows:

“(ii) Second Restated Limited Guaranties dated February 9, 2016, executed by GARY B. HUMPHREYS and MARTIN W. ROBERTSON, respectively, in favor of Lender, provided, however, that the several liability of each of Gary B. Humphreys and Martin W. Robertson with respect to the Notes and all other Secured Obligations shall be limited to (w) fifty percent (50.0%) of the unpaid principal and accrued, unpaid interest and fees under the Term Note as of the Determination Date (as defined in their Guaranties), plus fifty percent (50.0%) of the interest and fees under the Term Note accruing after the Determination Date, but before such Guarantor has satisfied his liability under his Guaranty, plus (x) fifty percent (50.0%) of the unpaid principal and accrued, unpaid interest and fees under the Revolving Note as of the Determination Date, plus fifty percent (50.0%) of the interest and fees under the Revolving Note accruing after the Determination Date, but before such Guarantor has satisfied his liability under his Guaranty, plus (y) the greater of (I) $1,500,000.00 for each, or (II) fifty percent (50.0%) of the unpaid principal and accrued, unpaid interest and fees under the Second Term Note as of the Determination Date, plus fifty percent (50.0%) of the interest and fees under the Second Term Note accruing after the Determination Date, but before such Guarantor has satisfied his liability under his Guaranty, plus (z) all attorneys fees and collection costs for enforcement of the Guaranty against Guarantor; and”

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 9, 2016

4. Organizational Chart. Subparagraph (7) of Subsection (a) of Section 5 of the Loan Agreement is hereby amended to read as follows:

“(7) Borrowers certify that Schedule 1 sets forth a true and correct organizational chart and list of the ownership of Borrowers and all Subsidiaries owned by Borrowers indicating the ownership in each. As used in the Loan Agreement, “Subsidiaries” shall mean entities for which Borrowers own, directly or indirectly, interests having more than fifty-one percent (51%) of the outstanding ownership or fifty-one percent (51%) of the ordinary voting power for the election of directors or managers of such entity.”

5. Existing Debts and Liens. (a) Clause (iii) of Subparagraph (8) of Subsection (a) of Section 6 of the Loan Agreement is hereby amended to read as follows:

“(iii) the existing indebtedness disclosed in Schedule 2 attached to this Amendment, . . . .”

(b) Clause (ii) of Subparagraph (9) of Subsection (a) of Section 6 of the Loan Agreement is hereby amended to read as follows:

“(ii) those existing and disclosed to Lender in Schedule 2 attached to this Amendment; . . . .”

6. Financial Covenant. (a) Subsection (c) of Section 7 of the Loan Agreement is hereby amended to read as follows:

“(c) MAALT shall maintain at the end of each fiscal quarter a Cash Flow Leverage Ratio less than or equal to 2.5 to 1.0 for the fiscal quarters ending March 31, 2016, June 30, 2016, and September 30, 2016, and less than or equal to 2.0 to 1.0 for the fiscal quarter ending December 31, 2016, and each fiscal quarter thereafter, calculated for the prior four fiscal quarters on a rolling basis. As used in this Loan Agreement, the following terms have the meanings assigned below:

        (i) “Cash Flow Leverage Ratio” is defined as the ratio of (1) Senior Debt, divided by (2) EBITDA for the prior four fiscal quarters on a rolling basis, less the amount of all non-tax Permitted Distributions made by MAALT during such period.

        (ii) “Senior Debt” is defined as the sum of the aggregate principal amount outstanding on the Loans, plus the aggregate principal amount outstanding owed by MAALT with respect to all other obligations for borrowed money, excluding any borrowings that have been subordinated in Proper Form, plus all capital lease obligations of MAALT.”

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 9, 2016

7. Conditions Precedent. The obligation of Lender to enter into this Amendment and make the initial advance on the Second Term Loan is subject to Borrower’s satisfaction, in Lender’s sole discretion, of the following conditions precedent:

(a) Borrower shall be in compliance in all material respects with the conditions set forth in Subsection (a) of Section 4 of the Loan Agreement as of the date of this Amendment, and all representations and warranties set forth in Section 5 of the Loan Agreement must be true in all material respects as of the date of this Amendment.

(b) the negotiation, execution, and delivery of Loan Documents in Proper Form, including, but not limited to, the following:

(i)	this Amendment;

(ii)	the Second Term Note;

(iii)	the Leasehold Deed of Trust;

(iv)	the Second Collateral Assignment;

(v)	the Second Restated Limited Guaranties;

(vi)	Ratification of Guaranties signed by GHMR, General Partner, Company Guarantors, and the Trusts;

(vii)	a Borrowing Resolution from MAALT.

(c) a Material Adverse Change shall not have occurred.

(d) a loan title policy in the amount of the Second Term Loan insuring that the Lender’s lien securing payment of the Notes is a valid, first lien in favor of Lender on the Big Lake Facility, containing no exceptions other than the standard printed exceptions, and with the survey deletion and the exception for standby fees and taxes amended to cover only the current tax year and subsequent years, and containing such endorsements and only such other exceptions approved by Lender in writing and such endorsements as may be required by Lender (the policy may be delivered after closing pursuant to the commitment approved by Lender).

(e) a survey of the Big Lake Facility in Proper Form and meeting the standards required by Lender, prepared by a surveyor acceptable to Lender, and certified to Lender by the surveyor with a certification acceptable to Lender.

(f) MAALT’s payment to Lender of the following fees and expense reimbursement that are non-refundable and earned by Lender upon execution of this Amendment unless otherwise stated:

(i)	an Origination Fee on the Second Term Loan in the amount of $19,252.49.

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 9, 2016

(ii)	Inspection fees for Lender’s third-party inspector in the aggregate amount of $4,750.00.

(g) the negotiation, execution, and delivery of a landlord’s lien waiver in Proper Form, signed by Chico Land Management, LLC, and GHMR, and covering the Leasehold Tract.

8. Confirmations. (a) As security for the Notes, Borrowers previously executed the Security Documents. Borrowers ratify and confirm the Security Documents, acknowledge that they are valid, subsisting, and binding, and agree that the Security Documents secure payment of the Notes (including the Term Note, the Revolving Note, and the Second Term Note), the Loans (including the Term Loan, the Revolving Loan, and the Second Term Loan), and all other Secured Obligations.

(b) In connection with the Notes, Guarantors executed the Guaranties. Guarantors ratify and confirm the Guaranties, acknowledge that the Guaranties are valid, subsisting, and binding upon Guarantors, and agree that the Guaranties guarantee payment of the Notes (including the Term Note, the Revolving Note, and the Second Term Note), the Loans (including the Term Loan, the Revolving Loan, and the Second Term Loan), and all other Secured Obligations.

(c) Borrowers hereby represents to Lender that all representations and warranties set forth in Section 5 of the Loan Agreement are true and correct in all material respects as of the date of execution of this Amendment; and that Borrower is in compliance in all material respects as of the date of execution of this Amendment with all covenants set forth in Section 6 of the Loan Agreement, all financial covenants set forth in Section 7 of the Loan Agreement, and all reporting requirements set forth in Section 8 of the Loan Agreement.

9. Validity and Defaults. The Loan Agreement, as amended, remains in full force and effect. Borrowers and Guarantors acknowledge that the Loan Agreement, the Notes, the Security Documents, the Guaranties, and the other Loan Documents are valid, subsisting, and binding upon Borrowers and Guarantors; no uncured breaches or defaults exist under the Loan Agreement, as amended; and no event has occurred or circumstance exists which, with the passing of time or giving of notice, will constitute a default or breach under the Loan Agreement, as amended. Borrowers and Guarantors ratify the Loan Agreement, as amended.

10. Regulation B — Notice of Joint Intent. Federal Regulation B (Equal Credit Opportunity Act) requires Lender to obtain evidence of Borrowers’ intention to apply for joint credit. Borrowers’ and Guarantors’ signatures below shall evidence such intent. Borrowers’ and Guarantors’ intent shall apply to future related extensions of joint credit and joint guaranty.

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 9, 2016

11. Counterparts. This Amendment and the related Loan Documents may be executed in counterparts, and Lender is authorized to attach the signature pages from the counterparts to copies for Lender and Borrowers and filing counterparts. At Lender’s option, this Amendment and the related Loan Documents may also be executed by Borrowers and Guarantors in remote locations with signature pages faxed or scanned and e-mailed to Lender. Borrowers and Guarantors agree that the faxed and scanned signatures are binding upon Borrowers and Guarantors, and Borrowers and Guarantors further agree to promptly deliver the original signatures for this Amendment and the related Loan Documents by overnight mail or expedited delivery. It will be an Event of Default if Borrowers or Guarantors fail to promptly deliver all required original signatures.

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 9, 2016

12. Captions. Captions are for convenience only and should not be used in interpreting this Amendment.

13. Final Agreement. (a) In connection with the Loans, Borrowers, Guarantors, and Lender have executed and delivered this Amendment, the Loan Agreement, and the Loan Documents (collectively the “Written Loan Agreement”).

(b) It is the intention of Borrowers, Guarantors, and Lender that this paragraph be incorporated by reference into each of the Loan Documents. Borrowers, Guarantors, and Lender each warrant and represent that their entire agreement with respect to the Loans is contained within the Written Loan Agreement, and that no agreements or promises have been made by, or exist by or among, Borrowers, Guarantors, and Lender that are not reflected in the Written Loan Agreement.

(c) THE LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

If the foregoing correctly sets forth your understanding of our agreement, please sign and return one copy of this Amendment.

Yours very truly,

PLAINSCAPITAL BANK

By:	/s/ Keeton Moore
Keeton Moore,
Senior Vice President

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 9, 2016

Accepted and agreed to

this              day of February, 2016:

BORROWERS:

MAALT, L.P.,

a Texas limited partnership

By:	Denetz Logistics, L.L.C.,
a Texas limited liability company,
its general partner

	By:	/s/ Gary B. Humphreys
Gary B. Humphreys, Manager

GHMR OPERATIONS, L.L.C.,
a Texas limited liability company

By:	/s/ Gary B. Humphreys
Gary B. Humphreys, Manager

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 9, 2016

GUARANTORS:

DENETZ LOGISTICS, L.L.C.,

a Texas limited liability company

By:	/s/ Gary B. Humphreys
Gary B. Humphreys, Manager

/s/ Gary B. Humphreys
GARY B. HUMPHREYS

/s/ Martin W. Robertson
MARTIN W. ROBERTSON

Exhibits and Schedules

Exhibit G - Second Term Note

Exhibit H - Request for Borrowing

Exhibit I - Big Lake Approved Budget

Schedule 1 - Organizational Chart

Schedule 2 - Existing Debts and Liens